NUMBER                                                                SHARES


                                    INNOPET
                                     BRANDS                 GRAPHIC


INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                              INNOPET BRANDS CORP.

                                                               CUSIP 45765C 10 3









THIS CERTIFIES that



is the owner of




FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
OF



==============================INNOPET BRANDS CORP.==============================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                              CERTIFICATE OF STOCK

   SIG.                                                          SIG.
                                 SEAL
SECRETARY                                              CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                           (JERSEY CITY, NJ)                      TRANSFER AGENT
                                                                   AND REGISTRAR

BY:
                                                            AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM - as tenants in common

  TEN ENT - as tenants by the entireties

  JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT _________ Custodian _______________
                   (Cust)                 (Minor)
                  under Uniform Gifts to Minors

                  Act __________________________
                               (State)



    Additional abbreviations may also be used though not in the above list.


For Value Received, _____________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING  NUMBER OF ASSIGNEE
------------------------------------------

------------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________  Attorney

 to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________



                              __________________________________________________

                              __________________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:


_____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.